digiland

16 October 2017

Dato' Brian Wee
Chief Executive Officer (CEO)
MIG Mobile Tech Bhd
22A, Jalan Metro Pudu,
Fraser Business Park,
55200 Kuala Lumpur,
Wilayah Persekutuan,
MALAYSIA

Dear Dato' Brian Wee,

WECONNECT MOBILE EWALLET DATED 12 SEPTEMBER 2017 VERSION 3.1
– Addendum A

We refer to the above and to our strategic meeting that we did for you which was extra. Coupled with our technology meeting session review; you now wish to change the scope and priority of the works to the new scope that is listed in Appendix A Addendum #1 MIG DG.

All terms and conditions remain the same as per main contract except for the finalised time line for delivery. We are mindful of the overall 6 - 9 months work completion.

If this is agreeable to you and your company, please sign the below as part of your agreement and the company's agreement.

Thank you.

Yours sincerely,
For Digiland Pte Ltd

(Henry Teh Kok Kheng, President and CEO)

c.c. Dato' Stanley Wong, MIG

Digiland Pte Ltd • 1093 Lower Delta Road, #05-07/08 Singapore 169204
• Tel: [65] 6738 9416 • Fax: [65] 6738 9415 • Web: http://www.digiland.com.sg

Encl. Appendix A Addendum #1 MIG DG

I, BRIAN WEE (name) on behalf of our company wish to thank you for the necessary strategic meeting that was extended to us that is not in the scope of works.

On behalf of the company, we wish to confirm that we agree to the above and to have our works done via this Addendum A scope of services as the new scope for works to be done.

There is no change to the fees with the new scope of works. This new scope will supersede the original scope of works with immediate effect.

(Authorised Signatory)
Designation: CEO
NRIC/Passport No:
Company Stamp:
Date: 16/10/2017

MIG Mobile Tech Berhad
(1160768-U)
22A-1, Jalan Metro Pudu, Off Jalan Loke Yew,
Fraser Business Park,
55100 Kuala Lumpur, Malaysia.
T: +603-2857 8500

Witnessed By:
Name: Jeffrey Yee
NRIC/Passport No:
Date: 16/10/2017

Appendix A Addendum #1 MIG DG
25 pages

Details of the Modules

A User Mobile App

A. User Mobile App (in iOS & Android)			
#	**Module**	**Schedule**	**Existing /New**
A1	**USER MOBILE APP ARCHITECTURE** A1.1 User Mobile APP Architecture • System Architecture & Design A1.2 Base Code • Base code & Infrastructure • UX Components • Multi-Language for Navigation • Location Aware A1.3 Communication • SMS • Email Comments: • Navigations to be multi-lingual • Turn on location aware to know which country user is logging in from		New
A2	**UX & UI** A2.1 UX & UI Design • Base UX & Theme Design • 15 Screen / Sub Screen Design A2.2 Home Screen Redesign & Implementation Comments:		New

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	• Consider UX workshop to determine and change the landing page • eWallet as the main focus • Sub-functions for E-Commerce, O2O, Profile, Top-up, etc		
A3	**SIGN UP MODULE** A3.1 Signup Module • Form Signup –Email + Password • via Google + • via Facebook A3.2 Mobile Login with SMS Verification Comments: • Currently it is using Mobile number with a SMS Verification code • Problem is that we do not capture additional details of the users and users do not enter profile post sign-up • 3 step sign up		Partial New
A4	**PROFILE** A4.1 Personal Profile Details A4.2 Referral Code A4.3 My RV • Show balance of RV and statement report • Redeem Gifts: Click RV amount to go to Gift Redemption Mall A4.4 Favourite		Existing
A5	**MY COUPON** • List: ○ Coupon title + Coupon value + Coupon price + Coupon expire date + Coupon Status + Coupon		Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	type (Online / Offline (O2O) + Discount / Product) + Usage Status (Not Used / Used) • Details: ○ Coupon title + Coupon value + Coupon price + Coupon Time + Coupon Status + Coupon type (Online / Offline (O2O) + Discount / Product) + Usage Status (Not Used / Used) • Coupon can be shared with friend and received from friend Comments: • Currently, the coupons are for Merchants to give to User • May enhance this to allow Weconnect to generate for Coupons for Users too		
A6	**MY FRIENDS** • View Other User Profile • Add User as Friend • View Friends List • Show my friends list, friend can be removed from list by user • Allow to view the user's basic information, such as user's avatar + nickname + hobbies + gender etc • V & RV can be shared with friend (must provide payment password) and received from friend • Integrate with phone's contact to invite them to join Weconnect		Existing
A7	**E-WALLET** • Top Up • Auto-Top up • Integration with backend • Top up History • Integration to Payment Gateway • Create E-Wallet as a standalone system and maybe even separate server Comments:		Partial New

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	• For Auto Top up / Recurring top up, we need to check with Payment gateway if they support this function • Also to come up with rule on when to auto-top-up. Eg. When the value runs to 10V, will auto top up another 100V.		
A8	**Scan 2 Pay** • Pay for Offline Purchase - Physical Store • Payment to Merchant • Transaction History • Payment to other Users Comments: • To make it 2 ways: 1. User scans Merchant's QR Code then keys in amt. 2. Merchant keys into POS and scans User's QR code, user prompted with amount to pay. • New integration to POS scanner		Partial New
A9	**Mobile E-Commerce** • Product Listing • Categories • Filters • Sorting • Watchlist / Favourities • Shopping Cart • Payment with Wallet • Buy Now Workflow Comments: • Relook at the layout • Classification and go back to previous product view		Existing
A10	**My Orders** • New Order • Order Listing • Current Order / Status • Tracking Status		Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	Comments: • Tracking of orders - status of delivery • Check delivery schedule and status • Past orders		
A11	**Promotion & Notification** • Promotion Notification • Notification List Screens • Order & Other Notifications Comments: • This is push notification to the mobile phone for promotion or any notices		Existing
A12	**3-Tier Referral** • Referral Spending Credits • Referral Code		Existing
A13	**Chat / Inbox** • User to We Connect • User to Merchant		Existing
A14	**RV Mall Shopping (Gift Redeem Section)** • Listing of Gifts • Redeem flow • To be able to "turn off" in some countries' rollout Comments: • This could be turned off for new countries		Partial New
A15	**Flash Deal** • Flash Deal section		Existing
A16	**Survey** • Survey Listing • Could be a questionnaire or a video • Be rewarded with RV		Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

A17	**Social Media API Integration** • Share API • Share Products		Existing
A18	**Advertising Slot Logic** • Currently in 6 banner locations		Existing

B Merchant Mobile App

B. Merchant Mobile App (in iOS & Android)			
#	**Module**	**Schedule**	**Existing/New**
B1	MERCHANT MOBILE APP ARCHITECTURE B1.1 Merchant Mobile APP Architecture • Mobile System Architecture & Design B1.2 Base Code • Base code & Infrastructure • UX Components • Multi-Language for Navigation • Location Aware B1.3 Communication • SMS • Email Comments: • Navigations to be multi-lingual • Turn on location aware to know which country user is logging in from		New
B2	UX & UI • Base UX & Theme Design • 15 Screen / Sub Screen Design		New

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

B3	**SIGN UP MODULE** A3.1 Signup Module • Form Signup –Email + Password • via Google + • via Facebook A3.2 Mobile Login with SMS Verification Comments: • For Merchant sign-up, we should capture more information and they are individually recruited so the information capture should be more.		Partial New
B4	**MERCHANT PROFILE** **Profile** • Merchant Profile • QR Code Display • My Referrals (Partner Integrations) Comments: • Include Bank Account • For both online & offline Merchants • 2 access tier - Manager and Staff		Existing
B5	**Notification & Alerts** • Push notification • Payment receipt Alert • New Orders		Existing

B6	**My Products**
	• Brand / Manufacture
	  ○ Add New Brands
	  ○ Selections
	• Product Details Entry
	  ○ Images
	  ○ Description
			Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	o Variants o Pricing • Discounts Comments: • For Merchant to create and add products.		
B7	**My Sales** • Order List with Sorting / Filter • Update order status • Update Delivery / Shipping Status Comments: • Sales orders placed to the Merchant		Existing
B8	**My Payment & Wallets** • Withdrawal to Bank Request • SOA List & Download • Transaction Logs Comments: • O2O merchants are paid daily • Online merchants are paid weekly		Existing
B9	**Chat** • Chat with Client • Chat with WeConnect Comments: • For Merchants to chat with clients and WeConnect		Existing
B10	**Delivery Module** • Delivery Status / Update options • Manual or through Logistics Partner Comments: • Need to clarify if this is integrated with the logistics partner • In Malaysia, they have a delivery partner called Skynet.		Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	All delivery will go through Skynet. • Delivery charges will be based on weight and location or the order.		
B11	**User Management** • Manage Users/Agent Screen Comments: • For Merchant - 2 tier roles: Manager & Staff		Existing
B12	**Guide** • Operation Guide		Existing

C Backend Admin Web Portal

C. Web Backend System			
#	**Module**	**Schedule**	**Existing/New**

C1	WEB BACKEND SYSTEM ARCHITECTURE DESIGN
	
	C1.1 Software Design
	• Requirement Capture
	• Overall architecture
	• Architecture documentation
	  ○ Business Concepts
	  ○ Security Arch
	  ○ Scaling Architecture
	  ○ Performance
	• Understanding Existing System
	
	C1,2 Base Code
	• Base code & Infrastructure
	• Basic UI & Widget
	• Base Design - Multi-Location - Phase 2
			New

C2	**UX & UI**		New

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	Interfaces for Backend Admin • Basic Admin Look and Feel		
C3	**Dashboard Design** • Dashboard Design • 10 Metrics or Graphs		Partial New

C4	**User Management Module (CRM)**
	• User Profile
	• Users Transactions (Top-up / Purchases)
	• User Amount in Wallet
	• Payment Details & Tokenization
	• User Function Backend
	  o Wishlist
	  o Active Carts (optional)
	• Mobile APIs
	  o User Profile View / Update
	  o Payment & Wallet Summary
	  o Saved Cards & Topup Details CRUD
	  o Transaction Report
	  o Registration
	• Re-architect the User DB to a User CRM to facilitate data mining subsequently
			Existing

C5	**Staff User Management Module (WeConnect Staff Users)** • Admin User Modules • Authentication Module • User Roles • Role-based Access to Modules Comments: • Different group of internal staff to be able to access different modules to do different things.		Existing
C6	**C6.1 Merchant Management Module (Backend Users)** • Merchant Profile		Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	• Merchant Users/ Sub Users Management • Merchant Type - Online / Offline • Escrow Summary • Transaction Logs • Payment Details • Statement of Account View / Download **C6.2 Module C2: Manufacturer / Brand Management** • Manage Manufacture Brands Comments: • Brand Management not clear		

C7	**E-Commerce**
	• Category Management
	• Subcategory management
	• Product Management
	  ○ Template Based Details Pages
	  ○ Product Variant Concept
	  ○ Availability Locations
	• Merchant Promotions
	• Merchant Feedback System
	• Product Type Template Management
	  ○ Standardized Templates for Comparison / Filtering
			Existing

C8	**Financial management**
	• Cashflow management (3 Party Transaction System with Escrow)
	  ○ Merchant Accounts
	  ○ User Accounts
	  ○ Platform Account
	  ○ Escrow
	• Transaction Reports
	  ○ Payment received
	  ○ Merchant Payments
	  ○ Escrow Transactions
	  ○ Cancel / Refund Transactions
	  ○ Recurring Topup Transactions
	  ○ SOA Reports
	  ○ Individual User Reports for Admin
			Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	○ Merchant Report for Admin • Other Reports: ○ "RV Mall Transactions, Merchant Withdrawal Report, User V/RV Report, Cancelled Order Report, Merchant Order Report, User Accounts, User Distribution Account, User RV Transaction, Merchant's Finance Info, Partner Account, Senior Partner Account, Premium Partner Account, Actual Shipping Fee Report, Order Distribution Detail, Merchant Daily Report, Merchant Monthly Report, Merchant Annually Report, Coupon Transaction Report, Merchant Account Report, Merchant Sales & PMF (Platform Maintenance Fee) Report, Merchant Withdrawal Report, Expired Distribution Coupon Transaction Report, Offline (O2O) Merchant Withdrawal Records, Offline (O2O) Withdrawal Orders, Merchant, Merchant V/RV Statement, Merchant V, Merchant Master File, Partners Master File Reports"		
C9	**C9.1 Payment Management** • Merchant SOA Generation ○ Automated Monthly SOA Generation ○ Manual SOA Generation • Manual Merchant Payout capture ○ Capture Payment Details ○ Payment List ○ Pending Payment List ○ Withdrawal to Bank Request ○ Withdrawal list and processing and update • Bank Reconciliation ○ Reconciliation Import (via excel) ○ Reconciliation Page ○ Reconciliation Report (2; Bank Side and System Side) **C9.2 Payment Gateway Management** • Payment Gateway integration Backend ○ Single Payment gateway integration ○ Tokenization for Auto-Top-Up ○ Background Reconciliation		Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	○ Framework for multiple provider integration (optional) • Searches & Enquiry • Transaction Searches based on booking id, transaction id, date time, user • Mobile App API • Payment Frontend API (token based) • Payment Setting / Provider Options API • Payment Gateway integration may differ in a separate country. Additional Integration work may be required. (First integration will be included in Quote - additional development will be chargable) Comments: • Today, they are using a Payment GW called iPay88.		
C10	**Chat Facility** • Chat with Individual users • Chat with Merchants • Chat interface • Log of conversations		Existing
C11	**3 Tier Referral System** • Referral Business Rules - % of Commision • Referral Relationship Capture • Referral Transaction Log • Mobile API ○ Fetch referral data		Existing
C12	**RV - Rewards & Point System** • 2 Kind of Point System • Manage Points • Campaigns & Promotion Logics • Rules & Periods		Existing
C13	**Coupons** • Coupon categories by online/offline and discount/product coupon. User can search and filter		Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	them by category, merchant name, type of coupon and price.
	• Buy Coupon:
	  ○ 1. View the list of coupons
	  ○ 2. Click to view detail of the coupon
	  ○ 3. Click the purchase button, key-in V amount for the coupon, key-in payment password, complete the transaction. The purchased coupon will be shown in user's coupon list.
	• Online / Offline (O2O) Coupon, Coupon Category Reports		

C14	**Flash & Campaigns Deals** • Flash deal logistics & Scaling • Reports		Existing

C15	**Survey**
	• Details: Title + Publish Time + Total Question + Question Status
	• View the details of the questionnaire, show the content of it
	  ○ Answer, in the form of multiple choices / fill-in the blank
	  ○ User is allowed to skip the survey
	  ○ Submit, and complete the questionnaire (user can get corresponding V/RV). Rules and value can be set at back-end.
			Existing

C16	**Settings**
	• System Settings
	  ○ Payment
	  ○ Cutoff dates
			Existing

C17	**Push Notification System** • Push notification Integration • Push to Merchants • Push to Users		Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

C18	**Communication** • SMS Integration • Email Integration		Existing

C19	**Mobile Store Management**
	• Main Page
	    o Home Page Promotion
	    o Home Page Featured
	• Promotion Management
	    o Featured product per category
	    o Tag based flexible promotion management
	• Category / Sub Category Management
	• Navigation Management
	    o Cache based optimization
	    o Recurring auto update
	    o Manual update
	• Mobile API
	    o Home Page API
	    o Promotion API
	    o Category Product API
	    o Navigation API
			Existing

C20	**Merchant App Management**
	• Home Page Featured
	• Payment Alert Module
	• Mobile API
	    o Home Page
	    o Receipt API
	    o Profile API
	    o Transaction Log APIs
	• Maintenance Fee and its related setting & logic
			Existing

C21	**Partner System** • Partner Logic • Partner levels (3 levels) • Partner commission Split		Existing
C22	**Friends List** • Manage Friend List		Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	• Friend List API		

C23	**Scan2Pay Backend**
	• Scan2Pay Payment System
	• Payment System Security
	• Push Notification Alert
	• Security, Limitation, other stuffs
	• Mobile API
	    o API to request Scan2Pay
	    o API to receive Scan2Pay
			Existing

C24	**RV Mall Management (Gifts)** • Product Create & List • Listing & Management		Existing
C25	**Search Infrastructure** • Full Text Search • Categorised Search • Search Database & Infrastructure • Search Analytics Comments: • Need to rationalise what to search		Existing

C26	**Merchant Logistic & Delivery**
	• Manual Merchant Delivery
	    o Allow merchant delivery the goods by themselves
	    o Manual API
	• Carrier Service
	    o Basic Carrier Integration Platform
	    o By default, system linked to 1-2 Carrier Service company via API. Allow merchant to inform service provider to pick up the goods, print consignment notes and set to sub account for different location etc.
	    o Delivery fee will be paid by platform. Platform will charge merchant afterward.
	• User self Pick up
			Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	• Will integrate with up to 2 logistic partners for their logistic status and updates. Additional logistic partners integration will be chargeable.		
C27	**Inventory Management** • Inventory Qty Available • Inventory Batches • Inventory Reduction • Performance • Reports: o Product of all merchants / RV mall (Platform redemption mall), Hot Selling Product Reports		Existing
C28	**O2O Concept** • O2O Product Customization • O2O Product Delivery Logics		Existing

C29	**Merchant Access Module**
	• Registration
	• Merchant Agent Concept
	    o State Agent - CURD
	    o District Agent - CURD
	• My Account
	    o Profile
	    o Transaction
	    o Reports
	• Merchant Coupon
			Existing

C30	**Distribution / Partner** • Concept & Logic • List of distributor: edit the distributor details • Distributor details: show the basic information of distributors, distribution records, the number of the referrals, their affiliated upline • Distribution rules settings: can be set the commission rate of distribution (primary 0.3%, secondary 0.15%, tertiary 0.05%)		Existing

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

C31	**Advertise** • Basic Advt concept & Platform • Add/edit/delete advertisement slot • Prices are set for all categories of advertisement slots • Add, edit, and delete advertisement slot categories (categories include: home advertisment, home page bar advertisement, product recommend advertisement slot, pop-up video clips etc) • List :Save and manage the information on the advertisement slot • List: Details: advertisement slot, advertisment duration, advertisment time, required RV, purchaser info etc • Purchase Logic • Platform is allowed to review the advertisement content, approve or reject it		Existing
C32	**FEEDBACK & REVIEW FOR MERCHANTS & PRODUCTS** **Feedback Mechanism** • To be tagged to Merchants and products • Allow users to evaluate and give feedback on Merchant's service and product quality Comments: • We see this in the existing App but not called out as a module.		Existing

D Additional Modules

D. Additional Modules			
#	**Module**	**Schedule**	**Existing/New**
D1	**PUBLIC API** API for eWallet Integration to other payment flow • Define the eWallet as a separate API and storage for	Need to be in Current Phase	New

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	third-party App to call • Need to register ClientApp/ Merchants / partners to use this API For third-party integration, such as helping third party to change any of our workflow will be chargeable. This will be entire new project. (If third-party just use our APIs, then it will be included in quote.)		
D2	**REPORTING SERVICES** **Extraction of data into a separate Data Warehouse** • Ability to integrate with third party tool such as Crystal reports to query DB • We will recommend some tools to help view the data Development of other Third-Party tools to extract and present data may be a separate project and not included in Scope.	Current Phase	New
D3	**SYSTEM SECURITY** **System Security** • Relook at the different aspects of data security: o Network Security o Separating eWallet o Secure Architecture & Layers o Data Integrity checks Comments: • Today there is SSL between App and backend. • Their hosting provider is Alicloud and they have a firewall there. • Security is a big subject by itself and we cannot guaranteed it is absolutely hacker proof. We will propose and implement the best in class security solutions that is available to secure the system.	Current Phase	New
D4	**USAGE PATTERNS TRACKING** **User Usage Behaviour** • Google Analytics type of analysis	Current Phase	New

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	• Tagging of User Access • Knowing who the users are Comments: • The work will be dependent on the client's marketing and targeting strategy. We will include basic functionality to track usage patterns. • This needs to be discussed in greater details to understand what we want and need to track.		
D5	GeoTracking • Tracking of where the users are located • Store the dataset • Admin can view the log file • Presentation of the dataset maybe chargeable depending on the format	Current Phase	New
D6	Backend Admin Interface to Top Up Credits to Account • For Admin or WeConnect designated staff to top credits for Users by scanning their QR code or Mobile number • Need to login and logging for credits issued Comments: • This is to cater to people who has no mobile phone or mobile App. They will buy a physical card with a QR code and top up to that account. The details of the user and his credits will be stored in the Cloud and the user just hold a card with a QR code. • Any offline purchase, the Merchant will scan the User's QR code and debit his account.	Current Phase	New
D7	Expiry of V • For User Accounts that are inactive for X number of years, we will close the account and expire the V (or credits) • The X number of years for expiry could be set by the Administrator	Current Phase	New

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

	• Once the Account has any transaction, it will be activated and the expiry will be extended Comments: • We could do a batch process at the end of each year to clean up the accounts and their V points.		
D8	**DATA MIGRATION** **Migration of Data from Existing DB** • For the Malaysia App, need to migrate all the Users and Merchant records with all the transactions. • Note that some data may not be clean. The scope of the data migration may vary greatly depending on the amount of data to migrate and the type of data and the data quality. This will need to be discussed separately.	Phase 2	New
D9	**BlockChain eWallet** • Needs to understand the details	Phase 2	New
D10	**Forex** • Conversion of V between different countries	Phase 2	New
D11	**AI** • Needs to understand the details	Phase 2	New
D12	**Sales Performance** • Needs to understand the details	Phase 2	New
D13	**Merchant Performance** • Needs to understand the details	Phase 2	New
D14	**Donations** • Additional Module to allow Users to donate their V to their preferred Charities		

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

D15	**Localisation of Entire System for Another Country or Another Setup**
	
	• For the implementation of entire WeConnect System for another country or another setup, this will be out of this phase.
	• Some key considerations are:
	  ○ Interface changes
	  ○ Modules to offer (eg. to include RV Mall)
	  ○ Change in Integration to new Payment Gateway
	  ○ Change in integration to new Logistics Partner
	
	Comments:
	• We are calling out the potential to replicate the system for another country or another setup. The modules are could be implemented with some localisation work.		

Summary:

Total Modules: 77

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

Terms and Conditions

Overview of Agreement

These Terms and Conditions set out the terms under which Digiland will supply Services and Products to Client in a systems integration project. The specific Services and/or Products to be delivered for the Project are set out in the Schedules which are incorporated in the Agreement.

Effective Date

This Agreement (as an addendum) will become effective when signed by duly authorized representatives of both parties and will continue to be in effect until terminated according to its terms.

Warranties

Digiland warrants that for the period of its installation date set out in the Schedule, such software in its unaltered form will conform substantially to the then-current published Specifications, Digiland will make reasonable efforts to correct such errors reflecting significant deviations from the Specifications as are reported by Client to Digiland during such warranty period.

Digiland will provide a workaround or correction for material deviations from functional specifications in the Software That prevent its use in a production environment, provided that Client reports the problem in writing to Digiland during this warranty period.

Warranty shall commence immediately upon commissioning (go-live) of the system and will last for 3 (three) calendar months

Exclusions From Project Scope:

- Hosting of servers
  - We will work with WeConnect to continue their host on Alicloud
- Third-party licenses (if any)
  - Any costs related to third-party software such as for Reporting, we need Crystal Reports, these associated Third party software costs will not be part of this project.
- Maintenance & Support of the Mobile Apps (Post "Go Live" and post Warranty) beyond Warranty period will be out of the scope of this project.

Legend:

XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

Glossary of Terms

Merchant	The supplier of products selling on Weconnect's E-Commerce Platform
O2O	Online to Offline - Refers to Offline Merchants or Merchants with physical store
RV	Redemption Vouchers - Points give to the User for each V they have purchase
RV Mall	The Redemption Mall for users to redeem for products using RV
Scan2Pay	A feature offered on the Weconnect App to scan the QR code of Merchant to make payment. This applies to the Offline Merchants or Merchants with physical store
SOA	Statement of Accounts
User	The customer using the mobile App to store value and make purchases over
V	The credit point purchased from Weconnect: 1 V is equivalent to RM 1.00
Weconnect	The company offering the e-Wallet App to the customers

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

Legend:
XXX - Existing Modules - included in Quote
YYY - New Modules included in Quote
ZZZ - New Modules not included in Quote and in Next Phase

WeConnect Mobile eWallet

Proposal for MIG Mobile Tech Bhd

(Company Registration No: 1160768-U)

Date	12 September 2017
Author	Edmund Ho
Version	3.1

Digiland Pte Ltd
UEN: 200001015C
1093, LOWER DELTA ROAD, #05-07/08, SINGAPORE 169204

Initial by :

MIG	DIGILAND

Table of Contents

Initial by :

MIG	DIGILAND

1.0 Management Summary

1.1 Companies Summary

Digiland Pte Ltd was founded in 2000. It was part of Digiland International Ltd. Digiland International Ltd had a name change to the New Silkroutes Group (NSG), a Singapore SGX Public Listed Main Board Company in 2015. Digiland Pte Ltd is independent to NSG since end of June 2017. Digiland used to be an Australia – Asia computer wholesale and retail company while it provides system integration and investments services. Presently, Digiland is focused to deliver smart developments with domain capabilities that are supported by technology services and solutions. Digiland also used to be the shareholder of MB9 Pte Ltd prior to MB9 Pte Ltd merging with Adventus Consultants Pte Ltd to form Inginim Pte Ltd in Oct 2015. Going forward, Inginim Pte Ltd has invited Digiland Pte Ltd to become a shareholder again while seeking for Digiland to help Inginim to focus on international projects.

Inginim Pte Ltd was founded in Oct 2015 out of the merger of 2 previously well established companies, The Adventus Consultants Pte Ltd (founded 2000), and MB9 Pte Ltd (founded 2008). Inginim is an internet consultancy firm who

- Have expertise in the end to end spectrum from design, user experience, to web, mobile applications development and hosting
- Understand the problems that our customers have by stepping into their shoes and seeing things from their perspective
- Being able to craft a great user experience in the products and solutions that we build for our customers, for *their* customers through
  - Our years of experience in this digital-online world
  - Understanding the innate needs and expectations of human beings in human-computer interactions
  - Good eye for design
  - Leverage on our engineering expertise to provide an "engine" that powers the product and solution that we build.
- Keep on the cutting edge of innovation in this fast changing world of digital
- Have in a process that continually trains up a professional team that rolls with the times and delivers a huge amount of value to our customers.
- With the experience in running tech companies, we also help and support other tech companies as we understand the challenges they face.

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MIG	DIGILAND

Clients work with us to benefit from having all their essential IT services seamlessly housed under one roof. We are therefore, in a better position to better ensure that we are able to assist our client in giving them a well-rounded perspective on their digital strategy and execution. Furthermore, being driven my optimal user experience allows us to provide the ideal solution for your end users. This allows us to provide end to end services from usability studies, to design, from systems development to deployment and support.

1.2 Track Record

Inginim has track record of software maintenance and enhancement support in big MNCs, Singapore large-scale company, and fortune 500 companies. Below are list of some clients where Inginim is engaged in a longer-term contract.

1.2.1 Citibank



citibank
Citibank Electronic Statements
Junior Club Area
WHY PAPERLESS?
NEW!

Inginim (previously The Adventus Consultants) created and designed electronic direct mailers for Citibank to push their promotions and deliver strong brand messaging. The work extends beyond EDM design and includes updating the database of clients, tracking returned messages and click-throughs of EDMs.

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digiland

1.2.2 Scoot Website


A LOT OF GOLD COAST FUN
FOR A VERY LITTLE PRICE
199
SGD229
AUD199
TWD3498
SGD184
AUD219
TWD2999
facebook
Select Flights
1. Select Departure Flight - Singapore to Bangkok
2. Select Return Flight - Bangkok to Singapore
SGD 104.00
SGD 111.67
SGD 215.67

Inginim (The Adventus Consultants) had worked with Scoot since 2013 to develop the entire website for the budget carrier. It has started from the basic conceptualisation to the development of the entire site. Since then, the site has evolved continuously to rollout more features to its clients.

1.2.3 Reignwood Group


HAMILTON

Reignwood Group is a global Chinese Enterprise that is in Lifestyle, Properties and Consumer Products. Among their holdings include Reignwood Hamilton Scotts, and Fairmont Beijing. Inginim has developed their online portal to book Hotels, limousines, restaurants and in future, booking of private planes. The portal is a full E-Commerce booking site with integration to hotel inventory.

Initial by :

MIG	DIGILAND

1.3 UX / Design + Engineering

One of the unique selling point of Inginim is that it combines an UX (User eXperience) component together with strong engineering.

UX is a core DNA of the company:
The way we approach a client's website, mobile App or technical solution implementation is all about its UX.

To us, UX is a scientific approach to help our clients to identify:

1. Who is the targeted audience for their website / App (solution)?
2. What are the features do they exactly want to see in their solution?
3. What is the best way to layout these features so that the targeted audience could easily understand the solution to achieve their desired outcome?
4. How do we test out these hypotheses that these features/design/layout are what the targeted audience wants?

Gone were the days, that we create a few different concept (colours / UI designs) and let our clients choose what they like. We called these old method: Shooting in the dark. The designer just do a wild guess based on the brief from the client, who hypothesizes what his targeted audience would want in their solution!

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MIG	DIGILAND

We preferred a scientific approach and we adopt and implement a *Lean UX Process*.

LEAN UX PROCESS


1
2
3
4
5
6
7
DISCOVERY
Discover and research to define user scenario and conceptual model
WIREFRAME
Use Cases
Work Flow
Site Map
Screen Wireframing
Major Interaction
PROTOTYPE
Visual Design
Icons + Style Guide
Screen Mockup
HTML Prototype
Flash Prototype
IOS Prototype
VALIDATE INTERNALLY
Get quick and frequent feedback from executive and team members
TEST EXTERNALLY
Meet with customers, find niche group of target users
SUMMARIZE
Validate and learn from user behavior
ITERATE
Plan and move to next cycle
DISCOVERY
Online Research
User Analysis
Storyboard
Sketch Work
Brainstorming
WIREFRAME
Sketchbook
Whiteboard
OmniGraffle / Balsamiq
Illustrator
Powerpoint
PROTOTYPE
Photoshop
Illustrator
HTML+CSS+JS
Flash+Action Script
Blue Print
VALIDATE INTERNALLY
Whiteboard+Pinboard
Daily Scrum
Internal Survey
Meeting Minutes / Wiki
TEST EXTERNALLY
Customer Meeting
A-B Testing
Google Analytics
Survey
Feedback System
SUMMARIZE
Discussion
Documentation / Wiki
Decision of Next Step
RoadMap
ITERATE
Plan and move to next cycle

So, how do we put this into practice?

At the onset of the project, instead of jumping right into the features of the website or the mobile App, we usually run a comprehensive UX workshop to work with the client and his stakeholders (which could include their targeted audience) to define the Personas of their targeted audience. We attempt to define the personas as clearly and as detailed as possible.

With these personas of targeted audience defined, we will move into defining the features that this group of personas would like to see or experience in their solution.

Initial by :

MIG	DIGILAND

digiland


XI HUA
VIVIAN
- 22 yo
- TO MAKE IT BIG

Our UX Workshop with our clients

Post the UX workshop, the client will have a set of defined features that their targeted audience would want. Based on this, we could do some validations or we could proceed to develop wireframes of layouts, design mood boards, before finally coming out with the eventual UI and designs.

All these are done prior to development.

We have gone through this process many times with different clients such as SMRT, Singapore Power, GIC, etc. This is a proven scientific approach to develop a better website or mobile App!

Initial by:

MIG	DIGILAND

1.4 Related References

The team has done numerous projects for our huge list of clients:

Our Clients

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MIG	DIGILAND

2.0 Scope of Work

2.1 Objectives

The objectives of this part of the project are as follows:

- Redesign the mobile Apps and the backend Admin functions to enable the WeConnect business to scale. It must also be stable and fast to implement.
- The entire system involves a customer mobile App that serves as a mobile eWallet for payment transactions. It also includes a merchant mobile App to receive payment. Finally there is an elaborate backend Admin Web Portal to manage all the functions.

2.2 2 Mobile Apps + 1 Backend Admin Web Portal

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MIG	DIGILAND

digiland

2 Mobile Apps

Module 1: User Registration
- Sign Up
- Via FB/Google+
- Capture User Profile
- Capture referral code

Module 2: E-Wallet Top-up
- Cash top-up to eWallet
- Auto Top-up
- Integration to PW GW
- Cash top up history


WeConnect
User APP
WeConnect
Merchant
APP

Module 3: Scan2Pay (O2O)
- Purchase of Offline Items
- Payment to Merchant
- Transaction Log of Purchases
- Payment to other Users (?)

Module 4: Merchant APP
- QR Code Display
- Payment Receipt Alert
- Transaction Logs
- Merchant Profile
- Withdrawal to Bank
- Chat Facility with Client

Module 5: Mobile E-Commerce
- Product Listing
- Shopping Cart
- Promotions
- Watchlist or Favourites
- Payment via E-Wallet
- Promo Alerts (Push Notifications)

Module 6: 3-Tier Referral
- Show the 3-Tier spending credits
- Referral code/QR code display

Module 7: Chat / Inbox
- Chat: User to WeConnect
- Chat: User to Merchant

Initial by :

MIG	DIGILAND

Backend Admin Web Portal



Phase 1

Module A: Dashboard Design
- Consolidate all functions
- Single view dashboard to manage over company's health

Module B: User Management CRM
- Users Profile
- Users Transactions (Topup / Purchases)
- User Amount in Wallet
- Payment Details

Module C: Merchant Management
- Merchant Profile
- Merchant Type - Online / Offline
- Amount in Escrow
- Payment Details
- Transaction Log
- Commission

Module D: E-Commerce Marketplace
- System for Merchant to upload products
- Merchant Product Details
- Merchant Promotion
- Merchant Feedback

Module E: Financial Management
- Cashflow Management & Summary
- Cash Received via Top-Ups
- Cash Payout to Merchants
- Bank Reconciliation
- Audit Trail of Amount Holding

Module F: Payment Management
- Cashflow Management
- Manual Payout to Merchant
- Bank Reconciliation

Module G: Chat Facility
- Chat with individual Users
- Chat with Merchants
- Chat Interface

Module H: 3-Tier Referral
- Define Business Rules - % Comm
- Link Table on user relationships
- API for mobile to pull data
- Transaction Log

Module I: Settings
- Environment settings to manage:
  * Payment dates
  * Cutover dates
  * Etc.

Phase 2 (Quote to be provided, T&C Applies)

Module J: Advanced E-Commerce Modules
- Promo-codes Management
- Promotion Management

Module K: Big Data Analyser
- User purchase patterns analyser
- Data mining the transactional purchase DB to recommend products

Module L: API
- Develop API Layer for 3rd Party Apps integration:
  * Authentication layer to transfer credits

Module M: International FX Management
- Forex Table for $V pricing across different countries
- Development of WeConnect Exchange

Module N: Crypto Currency
- Moving Credits into a Block Chain Cipher
- Develop the Cypto currency stack to create, manage and transfer

Initial by :

MIG	DIGILAND

2.3 Details of the modules

2.3.1 User Mobile App

User Mobile App (in iOS & Android)		
#	**Module**	**Price**
1	**User Mobile APP Architecture** • Mobile System Design **UX & UI Design** • Base UX & Theme Design • 15 Screen / Sub Screen Design **Base Code** • Base code & Infrastructure • UX Components • Multi-Language & Location	$54,720.00

2	**USER MOBILE APP MODULES:**
	Home Page
	• Home Page Implementation
	
	Signup Module
	• Form Signup
	• via Google +
	• via Facebook
	
	Profile
	• Personal Profile Details
	• Referral Code
	• My RV
	  ○ Show balance of RV and statement report
	  ○ Redeem Gifts: Click RV amount to go to Gift Redemption Mall
	• My Coupon
	  ○ List: Coupon title + Coupon value + Coupon price + Coupon expire date + Coupon Status + Coupon type (Online / Offline (O2O) + Discount / Product) + Usage Status (Not Used / Used)
	  ○ Details: Coupon title + Coupon value + Coupon price + Coupon Time + Coupon Status + Coupon type (Online / Offline (O2O) + Discount / Product) + Usage Status (Not Used / Used)
		$190,560.00

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digiland

	◦ Coupon can be shared with friend and received from friend • My Friends ◦ Show my friends list, friend can be removed from list by user ◦ Allow to view the user's basic information, such as user's avatar + nickname + hobbies + gender etc ◦ V & RV can be shared with friend (must provide payment password) and received from friend **E-Wallet** • Top Up • Auto-Top up • Integration with backend • Top up History **Scan 2 Pay** • Pay for Offline Purchase • Payment to Merchant • Transaction History • Payment to other Users **Mobile E-Commerce** • Product Listing • Categories • Filters • Sorting • Watch list / Favorites • Shopping Cart • Payment with Wallet • Buy Now Workflow **My Orders** • New Order • Order Listing • Current Order / Status • Tracking Status **Promotion & Notification** • Promotion Notification • Notification List Screens • Order & Other Notifications **Communication** • SMS • Email		

Initial by :

MIG	DIGILAND

	3-Tier Referral • Referral Spending Credits • Referral Code **Chat / Inbox** • User to We Connect • User to Merchant **Gift Redeem Section** • Listing of Gifts • Redeem flow **Flash Sale** • Flash Sale section **Survey** • Survey Listing **Social API Integration** • Share API • Share Products **Advertising Slot Logic** **Friend List & Other User Profile** • View Other User Profile • Add User as Friend • View Friends List	
3	**Project Management** • Project Management • Documentation • Testing	$77,576.00
TOTAL		$322,856.00

2.3.2 Merchant Mobile App

Merchant Mobile App (in iOS & Android)		
#	**Module**	**Price**
1	**Merchant Mobile APP Architecture** • Mobile System Design	$20,160.00

Initial by :

MIG	DIGILAND

	UX & UI Design • Base UX & Theme Design • 15 Screen / Sub Screen Design **Base Code** • Base code & Infrastructure • UX Components • Multi-Language & Location	

2	**MERCHANT MOBILE APP MODULES:**
	Signup
	• Form Signup
	• via Google +
	• via Facebook
	
	Profile
	• Merchant Profile
	• QR Code Display
	• My Referrals (Partner Integrations)
	
	Notification & Alerts
	• Payment receipt Alert
	• New Orders
	
	My Products
	• Brand / Manufacture
	    ○ Add New Brands
	    ○ Selections
	• Product Details Entry
	    ○ Images
	    ○ Description
	    ○ Variants
	    ○ Pricing
	• Discounts
	
	My Sales
	• Order List with Sorting / Filter
	• Update order status
	• Update Delivery / Shipping Status
	
	My Payment & Wallets
	• Withdrawal to Bank Request
	• SOA List & Download
	• Transaction Logs
	
	Chat
	• Chat with Client
	• Chat with WeConnect
		$107,040.00

Initial by :

MIG	DIGILAND

	Manual Delivery Module • Delivery Status / Update options **User Management** • Manage Users/Agent Screen **Guide** • Operation Guide	
3	**Project Management** • Project Management • Documentation • Testing	$71,240.00
TOTAL		$198,440.00

2.3.3 Backend Admin Web Portal

Web Backend System		
#	**Module**	**Price**

1	**Software Design**
	• Requirement Capture
	• Overall architecture
	• Architecture documentation
	    ○ Business Concepts
	    ○ Security Arch
	    ○ Scaling Architecture
	    ○ Performance
	• Understanding Existing System
	
	UX Design
	• Basic Admin Look and Feel
	
	Base Code
	• Base code & Infrastructure
	• Basic UI & Widget
	• Base Design - Multi-Location - Phase 2
	• Base Design - Multi-Language - Phase 2	

2	**Module A: Dashboard Design** • Dashboard Design • 10 Metrics or Graphs	

Initial by :

MIG	DIGILAND

digiland

3	**Module B : User Management Module (Customers)**
	• User Profile
	• Users Transactions (Top-up / Purchases)
	• User Amount in Wallet
	• Payment Details & Tokenization
	• User Function Backend
	  ○ Wishlist
	  ○ Active Carts (optional)
	• Mobile APIs
	  ○ User Profile View / Update
	  ○ Payment & Wallet Summary
	  ○ Saved Cards & Topup Details CRUD
	  ○ Transaction Report
	  ○ Registration
	
	Module B2 : Staff User Management Module (Backend Users)
	• Admin User Modules
	• Authentication Module
	• User Roles	

4	**Module C : Merchant Management Module (Backend Users)** • Merchant Profile • Merchant Users/ Sub Users Management • Merchant Type - Online / Offline • Escrow Summary • Transaction Logs • Payment Details • Statement of Account View / Download **Module C2: Manufacturer / Brand Management** • Manage Manufacture Brands	

5	**Module D: E-Commerce**
	• Category Management
	• Subcategory management
	• Product Management
	  ○ Template Based Details Pages
	  ○ Product Variant Concept
	  ○ Availability Locations
	• Merchant Promotions
	• Merchant Feedback System
	• Product Type Template Management
	  ○ Standardized Templates for Comparison / Filtering	

6	**Module E: Financial management** • Cash flow management (3 Party Transaction System with Escrow) ○ Merchant Accounts	

Initial by :

MIG	DIGILAND

	- User Accounts - Platform Account - Escrow • Transaction Reports - Payment received - Merchant Payments - Escrow Transactions - Cancel / Refund Transactions - Recurring Top-up Transactions - SOA Reports - Individual User Reports for Admin - Merchant Report for Admin • Other Reports: "RV Mall Transactions, Merchant Withdrawal Report, User V/RV Report, Cancelled Order Report, Merchant Order Report, User Accounts, User Distribution Account, User RV Transaction, Merchant's Finance Info, Partner Account, Senior Partner Account, Premium Partner Account, Actual Shipping Fee Report, Order Distribution Detail, Merchant Daily Report, Merchant Monthly Report, Merchant Annually Report, Coupon Transaction Report, Merchant Account Report, Merchant Sales & PMF (Platform Maintenance Fee) Report, Merchant Withdrawal Report, Expired Distribution Coupon Transaction Report, Offline (O2O) Merchant Withdrawal Records, Offline (O2O) Withdrawal Orders, Merchant, Merchant V/RV Statement, Merchant V, Merchant Master File, Partners Master File Reports"	
7	**Module F: Payment Management** • Merchant SOA Generation - Automated Monthly SOA Generation - Manual SOA Generation • Manual Merchant Payout capture - Capture Payment Details - Payment List - Pending Payment List - Withdrawal to Bank Request - Withdrawal list and processing and update • Bank Reconciliation - Reconciliation Import (via excel) - Reconciliation Page - Reconciliation Report (2; Bank Side and System Side) **Module F2: Payment Gateway Management** • Payment Gateway integration Backend	

	◦ Single Payment gateway integration ◦ Tokenization for Auto-Top-Up ◦ Background Reconciliation ◦ Framework for multiple provider integration (optional) • Searches & Enquiry • Transaction Searches based on booking id, transaction id, date time, user • Mobile App API • Payment Frontend API (token based) • Payment Setting / Provider Options API	
8	**Module G : Chat Facility** • Chat with Individual users • Chat with Merchants • Chat interface • Log of conversations	
9	**Module H: 3 Tier Referral System** • Referral Business Rules - % of Commission • Referral Relationship Capture • Referral Transaction Log • Mobile API ◦ Fetch referral data	
10	**Module I: Rewards & Point System** • 2 Kind of Point System • Manage Points • Campaigns & Promotion Logics • Rules & Periods	
11	**Module J: Coupons** • Coupon categories by online/offline and discount/product coupon. User can search and filter them by category, merchant name, type of coupon and price. • Buy Coupon: ◦ 1. View the list of coupons ◦ 2. Click to view detail of the coupon ◦ 3. Click the purchase button, key-in V amount for the coupon, key-in payment password, complete the transaction. The purchased coupon will be shown in user's coupon list. • Online / Offline (O2O) Coupon, Coupon Category Reports	
12	**Module K: Flash & Campaigns Deals** • Flash deal logistics & Scaling • Reports	

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MIG	DIGILAND

13	**Module L: Survey**
	• Details: Title + Publish Time + Total Question + Question Status
	• View the details of the questionnaire, show the content of it
	  ○ Answer, in the form of multiple choices / fill-in the blank
	  ○ User is allowed to skip the survey
	  ○ Submit, and complete the questionnaire (user can get corresponding V/RV). Rules and value can be set at back-end.	

14	**Module M: Settings**
	• System Settings
	  ○ Payment
	  ○ Cutoff dates	

15	**Module N: Push Notification System** • Push notification Integration • Push to Merchants • Push to Users	
16	**Module O: Communication** • SMS Integration • Email Integration	

17	**Module P: Mobile Store Management**
	• Main Page
	  ○ Home Page Promotion
	  ○ Home Page Featured
	• Promotion Management
	  ○ Featured product per category
	  ○ Tag based flexible promotion management
	• Category / Sub Category Management
	• Navigation Management
	  ○ Cache based optimization
	  ○ Recurring auto update
	  ○ Manual update
	• Mobile API
	  ○ Home Page API
	  ○ Promotion API
	  ○ Category Product API
	  ○ Navigation API	

18	**Module Q: Merchant App Management**
	• Home Page Featured
	• Payment Alert Module
	• Mobile API
	  ○ Home Page
	  ○ Receipt API	

Initial by :

MIG	DIGILAND

	◦ Profile API ◦ Transaction Log APIs • Maintenance Fee and its related setting & logic	
19	**Module R: Partner System** • Partner Logic • Partner levels (3 levels) • Partner commission Split	
20	**Module S: Friends List** • Manage Friend List • Friend List API	
21	**Module T: Scan2Pay Backend** • Scan2Pay Payment System • Payment System Security • Push Notification Alert • Security, Limitation, other stuffs • Mobile API ◦ API to request Scan2Pay ◦ API to receive Scan2Pay	
22	**Module U: Gifts** • Product Create & List • Listing & Management	
23	**Module V: Search Infrastructure** • Full Text Search • Categorised Search • Search Database & Infrastructure • Search Analytics	
24	**Module W: Merchant Logistic & Delivery** • Manual Merchant Delivery ◦ Allow merchant delivery the goods by themselves ◦ Manual API • Carrier Service ◦ Basic Carrier Integration Platform ◦ By default, system linked to 1-2 Carrier Service company via API. Allow merchant to inform service provider to pick up the goods, print consignment notes and set to sub account for different location etc. ◦ Delivery fee will be paid by platform. Platform will charge merchant afterward. • User self Pick up	
25	**Module X: Inventory Management** • Inventory Qty Available	

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MIG	DIGILAND

	• Inventory Batches • Inventory Reduction • Performance • Reports: ○ Product of all merchants / RV mall (Platform redemption mall), Hot Selling Product Reports	
26	**Module Y: O2O Concept** • O2O Product Customization • O2O Product Delivery Logics	

27	**Module Z: Merchant Access Module**
	• Registration
	• Merchant Agent Concept
	  ○ State Agent - CURD
	  ○ District Agent - CURD
	• My Account
	  ○ Profile
	  ○ Transaction
	  ○ Reports
	• Merchant Coupon	

28	**Module AA: Distribution** • Concept & Logic • List of distributor: edit the distributor details • Distributor details: show the basic information of distributors, distribution records, the number of the referrals, their affiliated upline • Distribution rules settings: can be set the commission rate of distribution (primary 0.3%, secondary 0.15%, tertiary 0.05%)	
29	**Module AB: Advertise** • Basic Advt concept & Platform • Add/edit/delete advertisement slot • Prices are set for all categories of advertisement slots • Add, edit, and delete advertisement slot categories (categories include: home advertisement, home page bar advertisement, product recommend advertisement slot, pop-up video clips etc.) • List :Save and manage the information on the advertisement slot • List: Details: advertisement slot, advertisement duration, advertisement time, required RV, purchaser info etc. • Purchase Logic • Platform is allowed to review the advertisement content, approve or reject it	

Initial by :

MIG	DIGILAND

30	**Module AC: Deployment & Infra management** • Deployment Script • Update Method	
31	**Project Management** • Project Management • Documentation • Testing	
TOTAL		$1,078,704.00

2.4 Other Modules that could be included

There are modules that we felt that could be included when WeConnect expands and goes International:

2.4.1 Forex Tables

When WeConnect has expanded to more than 1 country, it may want to consider how a User in Country A, topping up his account with Country A's currency, is going to spend in Country B. There needs to be a Forex Table that takes care of the exchange rate between the 2 countries.

Operationally, there should also be a process (and system) to track and potentially transfer the money from 1 country to another. For example, Users in China had topped up their account in RMB and came to spend in Malaysia. We have a FX table that does the conversion, say 1 RMB = 0.6 RM. This is fine and helps to convert the currency difference between the 2 countries. WeConnect could also earn from this forex deal.

However, it will come a point that WeConnect China will collect a lot of money topped up and hold a lot of cash, and people are spending in Malaysia, whereby there is a need to pay the Malaysian merchants. There will be a need to internally transfer the money from WeConnect China back to WeConnect Malaysia, in order to pay the Malaysian merchants. A system may be required not just for the FX conversion but also to track and handle such transfer.

Initial by :

MIG	DIGILAND

2.4.2 APIs for System to Integrate with Others

Depending on the usage, WeConnect system could interface with other platforms. When that happens, we have to build APIs for the integration. For instance, Uber App may want to take V-dollar to pay for Cab fees. We could integrate our payment debit with an exposed API to Uber so it could directly pull the money from our WeConnect system.

3.0 Pricing

Based on the defined scope, we are pleased to present this pricing:

No.	Development of the entire WeConnect eMobile Apps (User and Merchant) and Backend Admin Web Portal	COST
1	Development of WeConnect eMobile Apps - User Mobile App	$322,856
2	Development of WeConnect eMobile Apps - Merchant Mobile App	$198,440
3	Development of WeConnect Backend Admin Web Portal • The scope of work is defined in 2.3.1 to 2.3.3 • Includes the development of 2 mobile Apps + 1 Backend Admin portal • Includes Project Management, Training and Testing • Note the cost only covers the development of the entire system. It does not include infrastructure costs such as hosting and security firewalls, etc.	$1,078,704
	For Phase 1 of the works **TOTAL before GST**	**$1,600,000**

4.0 Development and Implementation Timeline

- Estimated timeline: 6 - 9 months (to be determined after the workshop)
- Will adopt an Agile method of consistent rollouts

Initial by :

MIG	DIGILAND

5.0 Terms and Conditions

5.1 Overview of Agreement

These Terms and Conditions set out the terms under which Digiland and/or its affiliates will supply Services and Products to Client in a systems integration project. The specific Services and/or Products to be delivered for the Project are set out in the Schedules which are incorporated in the Agreement.

5.2 Effective Date

This Agreement will become effective when signed by duly authorized representatives of both parties and will continue to be in effect until terminated according to its terms.

5.3 Warranties

Digiland and/or Inginim warrants that for the period of its installation date set out in the Schedule, such software in its unaltered form will conform substantially to the then-current published Specifications. Digiland and/or its affiliates will make reasonable efforts to correct such errors reflecting significant deviations from the Specifications as are reported by Client to Digiland during such warranty period.

Digiland and/or Inginim will provide a workaround or correction for material deviations from functional specifications in the Software that prevent its use in a production environment, provided that Client reports the problem in writing to Digiland during this warranty period.

Warranty shall commence immediately upon commissioning (go-live) of the system and will last for 2 (two) calendar months

5.4 Payment

Payment Term: 7 days upon presentation of invoice

This agreement will be signed with Digiland Pte Ltd with MIG Mobile Tech Bhd.

Digiland will overall project manage as it will assign Inginim and/or other companies it deems fit (at any time) to deliver this project after it understands the time frame for the over works to be rolled out as well as for the phase block workings in detail.

Initial by :

MIG	DIGILAND

** The schedule of payments is as below:-

Monthly in advance month 1: starting from 1 October 2017	SGD 200,000
Monthly in advance month 2: starting from 1 November 2107	SGD 200,000
Monthly in advance month 3: starting from 1 December 2017	SGD 200,000
Monthly in advance month 4: starting from 1 January 2018	SGD 200,000
Monthly in advance month 5: starting from 1 February 2018	SGD 100,000
Monthly in advance month 6: starting from 1 March 2018	SGD 100,000
Monthly in advance month 7: starting from 1 April 2018	SGD 100,000
Monthly in advance month 8: starting from 1 May 2018	SGD 100,000
Monthly in advance month 9: starting from 1 June 2018	SGD 100,000
Monthly in advance month 10: starting from 1 July 2018	SGD 100,000
Monthly in advance month 11: starting from 1 August 2018	SGD 100,000
Monthly in advance month 12: starting from 1 September 2018	SGD 100,000
Total	**SGD 1,600,000**

Notes:

1. GST is to be borne by MIG Mobile Tech Bhd on top of the fees for Digiland;
2. Fees are Nett Fees to Digiland Pte Ltd. All withholding taxes or other taxes (if any) will be borne by MIG Mobile Tech Bhd;
3. Proper module roll outs/scope and scheduling etc. are to be mutually agreed to after the workshop is to take place which is in month of September 2017;
4. This agreement is valid if this agreement is signed by or before 15 September 2017;
5. All payments to Digiland Pte Ltd are to be made monthly in advance as per above schedule of payments (note: **7 days prior to the above due dates);
6. If payments are not made as per the schedule (within 7 days from the invoice date), Digiland has the right to stop work immediately and will also have the rights to request for additional fees to re-commence workings. This is other than the fact that the full contract value balance will still be due in full as we will have allocated resources for this project for the entire duration of the works;
7. All source codes will only be handed over to MIG Mobile Tech Bhd after the full payments of the SGD1,600,000 are made to Digiland Pte Ltd. If there are additional and/or changes made to the programming direction, additional fees will apply;
8. This contract is strictly a software programming agreement to be made available in phases. All hardwares, gadgets and hostings etc. if required will be undertaken by MIG Mobile Tech Bhd;
9. The above workings are strictly for Phase 1 of the contract workings and does not include Phase 2 working (as per page 13 that this agreement does not include Modules J, K, L, M & N);
10. MIG Mobile Tech Bhd will also need Phase 2 of the contract to complete the full workings for the Mobile eWallet. This contract strictly does not cover or include currency conversion for between countries and on the crypto currencies workings;
11. All cost for travelling and reimbursable outside of Singapore will be borne by MIG Mobile Tech Bhd. This will be made known to MIG Mobile Tech Bhd for agreement prior to this cost being incurred by MIG Mobile Tech Bhd.

Initial by :

MIG	DIGILAND

digiland

6.0 Signatures and Counterparts

This Agreement shall not be binding until executed by Digiland Pte Ltd and by MIG Mobile Tech Bhd.

This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and same instrument.

MIG Mobile Tech Bhd

Name : BRIAN WEE
Title : CEO
Date : 15/9/17
Company Stamp : MIG MOBILE TECH BERHAD (1160768 U)

Signature :

Witnessed By:
Name: EUGENE WONG
NRIC No: 750326-10-5295

Digiland Pte Ltd

Name : Henry Teh Kok Kheng
Title : CEO
Date : 15/9/2017
Company Stamp : DIGILAND PTE. LTD.

Signature :

Witnessed By:
Name: EUGENE WONG
NRIC No: 750326-10-5295

Initial by :

MIG	DIGILAND